UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54372	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Industrial Income Trust Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

•

Current Report on Form 8-K filed on June 22, 2011, to provide the required financial information relating to our acquisition of the Regional Distribution Portfolio, located in Atlanta, Georgia; York, Pennsylvania; and Houston, Texas, as described in that Current Report.

•

Current Report on Form 8-K filed on June 29, 2011, to provide the required financial information relating to our acquisition of six of the nine industrial buildings in the Chicago Industrial Portfolio, located in Chicago, Illinois, as described in that Current Report.

•

Current Report on Form 8-K filed on August 10, 2011, to provide the required financial information relating to our acquisition of one of the nine industrial buildings in the Chicago Industrial Portfolio, located in Chicago, Illinois, as described in that Current Report.

•

Current Report on Form 8-K filed on August 26, 2011, to provide the required financial information relating to our acquisition of one of the nine industrial buildings in the Chicago Industrial Portfolio, located in Chicago, Illinois, as described in that Current Report.

Item 9.01	Financial Statements and Exhibits

(a) and (b) Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information

The financial statements and pro forma financial information required by Item 9.01 (a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

Regional Distribution Portfolio: Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

Chicago Industrial Portfolio: Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2011 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 (unaudited), and for the Six Months Ended June 30, 2011 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

September 2, 2011

	By:	/S/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

Regional Distribution Portfolio: Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

Chicago Industrial Portfolio: Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and for the Three Months Ended March 31, 2011 (unaudited)

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2011 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 (unaudited), and for the Six Months Ended June 30, 2011 (unaudited)

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